SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 27, 2004

YELLOW ROADWAY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-12255	48-0948788
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10990 Roe Avenue, Overland Park, Kansas 66211

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (913) 696-6100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

Yellow Roadway Corporation is providing 2003 quarterly statistical information of Roadway Express, Inc. and New Penn Motor Express, Inc., that has been adjusted for conforming accounting policies and the conversion to a calendar quarter. Management has adjusted the 2003 reported results to more accurately compare the results to the current period. The statistical information is set forth in Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits

(a) Financial statements of businesses acquired.

Not applicable

(b) Pro forma financial information.

Not applicable

(c) Exhibits.

The following exhibits are filed herewith:

99.1	Certain statistical information of Roadway Express, Inc. and New Penn Motor Express, Inc. for 2003 by calendar quarter.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YELLOW ROADWAY CORPORATION
(Registrant)

Date: August 27, 2004	By:	/s/ Donald G. Barger, Jr.
Donald G. Barger, Jr.
Senior Vice President and Chief Financial Officer